Fees Summary	Apr. 24, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 3,998,052,500
Previously Paid Amount	0
Total Fee Amount	612,101.84
Total Offset Amount	0
Net Fee	$ 612,101.84